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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     May 30, 2003


                         Fleet Credit Card Funding Trust
          -------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                  on behalf of

                        Fleet Credit Card Master Trust II
          -------------------------------------------------------------
                 (formerly ADVANTA Credit Card Master Trust II)

           Delaware                   333-73728-01              23-3101310
                                    and 333-73728-02
----------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

       300 North Wakefield Drive
          Suite: DE EH 60002 P
            Newark, Delaware                                 19702
---------------------------------------        ---------------------------------
(Address of Principal Executive Office)                   (Zip Code)

Registrant's telephone number, including area code (302) 266-5004

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5.     Not Applicable.

Item 6.     Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            Exhibits

            20.1     Solicitation Statement dated May 28, 2003.

Item 8.     Not Applicable.

Item 9. Fleet Credit Card Funding Trust on behalf of Fleet Credit Card Master Trust II intends on or after the date hereof to send notice to the registered holders of the Class A 6.90% Asset Backed Certificates, Series 1999-C, the Class B 7.20% Asset Backed Certificates, Series 1999-C and the Collateral Interest, Series 1999-C seeking consent to amend the Series 1999-C Supplement, dated as of November 3, 1999 to the Amended and Restated Pooling and Servicing Agreement.

Item 10.    Not Applicable.

Item 11.    Not Applicable.

Item 12.    Not Applicable.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FLEET CREDIT CARD FUNDING TRUST
                                             on behalf of Fleet Credit Card
                                             Master Trust II



                                           By: /s/ Jeffrey A. Lipson
                                              ----------------------------------
                                           Name:  Jeffrey A. Lipson
                                           Title: Vice President

May 30, 2003
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                                  EXHIBIT INDEX


Exhibit                            Description
-------                            -----------

20.1              Solicitation Statement dated May 28, 2003.